UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2012

DriveTime Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14759	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation
(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Jet Leasing, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-02	27-1063772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Sales and Finance Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-04	86-0657074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Credit Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-05	86-0677984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Car Sales Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-06	86-0683232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 East Indian School Road, Phoenix, Arizona 85018
(Address of principal executive offices, with zip code)

(602) 852-6600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2012, Alan J. Appelman, former Executive Vice President and Chief Credit Officer of DriveTime Automotive Group, Inc. (“DTAG”), DT Acceptance Corporation (“DTAC”), and/or certain of their respective affiliates and subsidiaries (collectively with DTAG and DTAC, the “Company”), departed from his position with the Company. In connection therewith, the Company and Mr. Appelman have entered into a Settlement Agreement effective as of December 6, 2012 (the “Separation Agreement”).

The Settlement Agreement memorializes the terms of certain payments and other benefits provided to Mr. Appelman in connection with his departure, including a lump-sum payment equivalent to a continuation of base salary through June 30, 2013 and another, separate lump-sum payment of bonus and incentive compensation accrued under the Company’s Retention Bonus and Non-Equity Incentive Plans at the time of Mr. Appelman’s departure. Mr. Appelman will remain eligible at his election for continuation coverage under the Company’s medical, dental, and vision plans and will retain all vested benefits provided to him under the Company’s qualified retirement plans. The Settlement Agreement also provides for Mr. Appelman’s release of the Company from all claims.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Separation Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended on December 31, 2012.

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SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

Date: March 7, 2013	DRIVETIME AUTOMOTIVE GROUP, INC. By: /s/ Raymond C. Fidel Raymond C. Fidel Manager
Date: March 7, 2013	DT ACCEPTANCE CORPORATION By: /s/ Mark G. Sauder Mark G. Sauder Chief Financial Officer
Date: March 7, 2013	DT JET LEASING, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: March 7, 2013	DRIVETIME SALES AND FINANCE COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: March 7, 2013	DT CREDIT COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager
Date: March 7, 2013	DRIVETIME CAR SALES COMPANY By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager

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